Long-term Investment (Tables)	12 Months Ended
Dec. 31, 2024
Long-term Investment
Schedule of long-term Investment

	As of December 31,
	2023	2024
	US$	US$
Time deposit	186,751	151,185
U.S. treasury securities (1)	10,140	20,275
Investments in available-for-sale debt securities (2)	9,874	6,921
Investments in equity securities accounted for under alternative measurement (3)	488	1,516
Investment in an equity security with readily determinable fair values	236	195
Total long-term investments	207,489	180,092
(1)

The Group invested in U.S. treasury securities with original maturities of two or three years and accounted for as held-to-maturity investments measured at amortized cost. The allowance of credit losses for these securities was immaterial. The carrying amount of U.S. treasury securities approximates their fair value due to the fact that the related effective interest rates approximate rates currently offered by financial institutions for similar debt instruments with comparable maturity term.

(2)	As of December 31, 2023 and 2024, the balance represents the Group’s shareholding interests of several privately held companies.
(3)For investments in equity securities accounted for under alternative measurement represent investments in one privately held company and one limited partnership fund. For these investments which the Group cannot exercise significant influence and does not have a readily determinable fair value, the Group has elected to apply the measurement alternative and recorded these investments at cost, less impairment, and plus or minus subsequent adjustments for observable price changes, in accordance with ASC topic 321